SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 1999


                                  EGAMES, INC.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                       0-27102                 23-2694937
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



     2000 Cabot Blvd. West, Suite 110, Langhorne, PA          19047-1833
     -----------------------------------------------          ----------
     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On April 20, 1999, eGames, Inc. (the "Company") issued a press release announcing the Company's unaudited results for the third quarter ended March 31,
1999,  as  described  in  the  press  release   attached  as  Exhibit  99.1  and
incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press Release dated April 20, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EGAMES, INC.


                                         By: /s/ Gerald W. Klein
                                             ----------------------------
                                             Gerald W. Klein, President,
                                             Chief Executive Officer and
                                             Chief Financial Officer

Dated: April 21, 1999